Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats as private and confidential.

Exhibit 10.24

FOURTH AMENDMENT TO
PROJECT AGREEMENT

(DETAILING – FIELD TEAM)

This Fourth Amendment (the “Amendment”) entered into as of the last date of signature herein and made effective as of September 1, 2021 (the “Amendment Effective Date”) is made by and between Syneos Health Commercial Services, LLC, f/k/a inVentiv Commercial Services LLC, with an office at 500 Atrium Drive, Somerset, N.J. 08873 (“Syneos Health”) and Agile Therapeutics, Inc. with an office located at 500 College Road East, Suite 310, Princeton, New Jersey 08540 (the “Client”). Syneos Health and Client may each be referred to herein as a “Party” and, collectively, as the “Parties.”

W I T N E S S E T H:

WHEREAS, Syneos Health and Client are parties to a Project Agreement (Detailing – Field Team) made as of April 30, 2020, First Amendment to Project Agreement (Detailing – Field Team) dated June 1, 2020, Second Amendment to Project Agreement (Detailing – Field Team) dated January 1, 2021 and Third Amendment to Project Agreement (Detailing – Field Team) dated July 1, 2021 (collectively, the “Agreement”); and

WHEREAS, Syneos Health and Client desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

1.Except as provided in this Amendment, the terms and conditions set forth in the Agreement shall remain unaffected by execution of this Amendment. To the extent any provisions or terms set forth in this Amendment conflict with the terms set forth in the Agreement, the terms set forth in this Amendment shall govern and control. Terms not otherwise defined herein, shall have the meanings set forth in the Agreement.

2.The Amended and Restated Exhibit A, the “Project Team” as defined is hereby amended to include [***]. Also, the table after the 2nd paragraph is hereby deleted in its entirety and replaced with the below table.

Position	Headcount
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The Amended and Restated Exhibit F, “Compensation – Fixed Fees, Variable Fees and Pass-through Costs,” is amended as follows:

(a)	The table in Section I, “Fixed Fees,” is hereby deleted in its entirety and replaced with the below table.

Position	Headcount
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)	Section I(b), “Fixed Monthly Fee,” paragraph (i) is hereby amended and restated as follows:

(i)	Commencing on the [***] Date, Client shall pay Syneos Health [***] as follows:

[***]	[***]
[***]	[***]

[***]

3.This Amendment may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Amendment by exchange of facsimile copies or via pdf file bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Amendment by such party. Such facsimile copies and/or pdf versions shall constitute enforceable original documents.

4.The terms of this Amendment are intended by the Parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The Parties further intend that this

Amendment constitute the complete and exclusive statement of its terms and shall supersede any prior agreement with respect to the subject matter hereof.

WHEREFORE, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

AGILE THERAPEUTICS, INC.	SYNEOS HEALTH COMMERCIAL SERVICES, LLC

By: _/s/ Al Altomari__________________By: _/s/ Todd Tomasoski

Name: Name: Todd Tomasoski

Title:Title: Vice President, Global Deal Management

Date: Date: Dec 28, 2021